                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)



   Blend  [Graphic Appears Here]
          Semiannual Report
          2002

          DELAWARE
          Balanced Fund


[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
      to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
     of Contents

     Letter to Shareholders                             1

     Portfolio Management Review                        3

     At Delaware                                        5

     Performance Summary                                6

     Financial Statements:

          Statement of Net Assets                       7

          Statement of Operations                      12

          Statements of Changes in Net Assets          13

          Financial Highlights                         14

          Notes to Financial Statements                18

Letter                                                    Delaware Balanced Fund
    to Shareholders                                       May 14, 2002


Recap of Events
During the six months ended April 30, 2002, the economy showed signs of perking up after a brief and mild recession that appeared to end in November 2001. Ironically, that was the month in which the National Bureau of Economic Research officially declared that a recession had begun in March 2001.

In the first quarter of 2002, the U.S. economy grew by an estimated 5.6% annualized rate as measured by gross domestic product (GDP). However, unemployment rates continued to rise and corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive actions throughout 2001, including 11 reductions to the fed funds interest rate, seem to be making their mark. It often takes nine months or longer for interest rate reductions to work their way through the economy. Therefore, it could still be a few months before the full impact of the 2001 rate cuts is felt. Meanwhile, it seems investors are taking a wait-and-see attitude about corporate profits, and have become skeptical about corporate accounting practices in the aftermath of the Enron meltdown and questionable revelations elsewhere.

Fixed income markets were volatile during the period, especially last autumn when the suspension of the 30-year Treasury bond, announced at the end of October, was still having a major effect. Treasury yields were generally quite low, and high-yield corporate bonds performed well along with mortgage-backed securities, agency securities, and Treasury Inflation-Protected Securities
(TIPS).

Delaware Balanced Fund returned +4.22% for the six-month period ended April 30, 2002 (Class A shares at net asset value with distributions reinvested). The Fund outperformed the +2.31% return of the S&P 500 Index, the -0.01% return of the Lehman Brothers Aggregate Bond Index, and the +2.12% return of its peer group, the Lipper Balanced Funds Average for the period.

These rather tame six-month return figures mask the market's tremendous volatility, as investors seemed to vacillate between eager anticipation of economic revival and a lack of trust about corporate accounting activities.

Market Outlook
The stage is set for a market recovery, with the economy registering positive signs. But until corporations begin reporting or forecasting profit growth, and until investors see compelling reasons to begin buying stocks, we can expect more volatility, with limited potential for gains. Investors remain understandably skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability in the coming months.

In the fixed-income arena, yields on Treasury products are expected to remain low, but there continues to be strong yield potential among corporate bonds and mortgage-backed securities, particularly as the economic recovery appears slow enough not to precipitate any fed funds rate increases for a number of months.


Total Return
For the period ended April 30, 2002                             Six Months

Delaware Balanced Fund -- Class A Shares                          +4.22%

Lipper Balanced Funds Average (513 funds)                         +2.12%

Lehman Brothers Aggregate Bond Index                              -0.01%

Standard & Poor's 500 Index                                       +2.31%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Balanced Funds Average represents the average return of balanced mutual funds tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Overall, we see a good number of opportunities in both the equity and fixed income markets plus continued benefit from the broad diversification that the Fund offers. Thank you for your continued confidence in and commitment to Delaware Investments.


Sincerely,

/s/ Charles E. Haldeman

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                 Delaware Balanced Fund
       Management Review                                  May 14, 2002


Balanced Fund Managers
Steven T. Lampe
Portfolio Manager
Equities

Michael S. Morris
Portfolio Manager
Equities

Paul Grillo Jr.
Portfolio Manager
Fixed Income

Stephen R. Cianci
Portfolio Manager
Fixed Income

William E. Dodge
Chief Investment Officer, Equity


The Fund's Results
The equity and fixed income markets survived yet another volatile period in the six months ended April 30, 2002. U.S. stocks rose significantly from November through mid-January before giving back much of their gains. Bonds, meanwhile, posted flat results overall, amid investor uncertainty regarding the timing and direction of the Federal Reserve's next monetary moves, the pace of economic recovery, and other factors.

For the six-month period, Delaware Balanced Fund posted a total return of +4.22% (Class A shares at net asset value with distributions reinvested), outperforming the returns of the S&P 500 Index, which rose +2.31%, and the Lehman Brothers Aggregate Bond Index, which fell -0.01%.

Portfolio Highlights
Given the many uncertainties and a lack of clear market direction, we have held the Fund's asset allocation steady at around a 60-40 mix of equity to fixed-income securities. Our relatively broad diversification within equities also reflected a cautious approach, and we think that diversification helped us outperform our benchmarks during the period.

Equity
The stock market is still trying to find its legs. Poor corporate profits are weighing down the markets, while investors work through a crisis of confidence in corporate America's accounting practices. While economic indicators are beginning to turn positive, investors have shown impatience with the market's lack of direction and delays in renewed profitability.

The "W-shaped" recovery that many have feared for the stock market is actually quite typical in the aftermath of a recession. In nine of the past 10 recessions, there was a period in which a quarter of very strong growth was followed by a modest retraction. The markets are also being restrained by their high valuation levels of the late 1990s. Despite the stock market's extended downturn, stocks on the whole have yet to become undervalued.

We believe the Fund performed relatively well over the six-month period despite this tricky environment. Both stock selection and our sector weightings had a positive impact. The consumer sector was the biggest plus, thanks to solid stock selection. The Fund benefited from holding Best Buy, Coach, and Home Depot. We believed that Coach and Home Depot fulfilled their objectives within the Fund, and neither is held in the portfolio as of this report. Carnival was also a gainer during the period. After plummeting in the aftermath of September 11, Carnival stock has now more than fully recovered.

The energy sector also contributed positively to performance. In mid-November, as oil stocks sold off dramatically, we added Diamond Offshore Drilling and Global Santa Fe. The Fund benefited from our overweighting the sector at the very bottom of its cycle. Fortunate timing and stock selection led to positive returns.

An underweight position in the still out-of-favor technology sector also helped us versus our benchmarks, and our performance in that sector over the six months was slightly better than average. Coming into the period, technology stocks rebounded nicely in the fall. As technology companies looked more fully valued to us, we sold several securities from the portfolio, including Cisco Systems, Siebel Systems, and Brocade Communications Systems. We continue to see few opportunities going forward among technology stocks.

Healthcare stocks struggled, as Bristol-Myers Squibb, Invitrogen, and Inhale Therapeutic Systems each detracted from performance. Invitrogen, which supplies pharmaceutical companies, was hurt by deferred spending on research. It is no longer a holding of the Fund. Inhale Therapeutic Systems produces inhaled insulin and was punished by investors for announcing that an FDA filing would be delayed. Nonetheless, we continue to own the stock and believe in its growth potential.

The utilities sector did poorly, and in particular telecommunications stocks were hurt. Although we were underweighted versus the S&P 500 Index in utilities, poor selection among telecommunications stocks more than countered that factor. Overall performance was negatively affected by WorldCom, which we sold from the Fund at a loss during the period. After very sharp declines over several years now, telecommunications valuations are finally beginning to look as attractive, or better, than utilities in the long term. However, we await a clear sign of a true turnaround. We continue to be underweight in telecommunications, but are looking at blue chip firms such as AT&T and SBC Communications.

We had a slight overweight position in financials, where our holdings marginally outperformed the market. Regional banks performed very well, including US Bancorp. On the flip side, the portfolio was hurt by AIG's lackluster performance. We have since sold the stock, as we felt the market would continue to punish AIG's financial complexity and uncertain succession planning.

Fixed Income
As is suggested by the -0.01% performance for the Lehman Brothers Aggregate Bond Index during the period, performance in the fixed-income markets has generally been mixed. Especially at the start of our six month period, the bond markets were extremely volatile, with a strong "flight to quality" trend in place last autumn.

The fixed income markets have been affected by the Treasury department's decision to suspend issuing 30-year bonds. This has put downward pressure on yields of government bonds. The fear and uncertainty regarding corporate accounting and reporting that affected stocks also spread to the corporate bond market. It particularly affected high-yield bonds and the lower-end of investment-grade corporate bonds. Telecommunications firms especially have come under suspicion.

The Fund's top performing fixed-income sectors were mortgage-backed securities, agency securities, and treasury inflation-protected securities, or TIPS. We were boosted by an overweight position in mortgage-backed securities, but total return performance was pulled down by exposure to BBB-rated telecommunications issues.

Outlook
The investment waters are still murky as investors wait to see signs of improved corporate profits. Even where certain sectors have done well, there is little assurance that this will continue or that good earnings prospects will justify current valuation levels.

Consumer spending continues to look strong, fueled by low interest rates and mortgage refinancings. However, we think industrial stocks may overshadow consumer stocks in the coming months, especially if and when business spending starts to reaccelerate.

Technology stocks remain somewhat overvalued, in our opinion. Energy and financial stocks are beginning to look a little less attractive, as well. The mere prospect of possible interest rate hikes could hold financial stocks back. Basic industries, on the other hand, including capital goods and transportation, show strong potential.

Within the fixed income market, we expect continued low yields among Treasury bonds, and are optimistic about the outlook for high-quality corporate bonds and mortgage-backed securities. We expect to emphasize non-Treasury products throughout the rest of the year.

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o    Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o    U.S. growth equity

o    U.S. value equity

o    U.S. fixed income

o    International and global

o    U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise

Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability

The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection

We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage

Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.


                                                             [Graphic Omitted]
                                                              e:delivery Logo

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?

You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
     Balanced Fund


Fund Basics
As of April 30, 2002
----------------------------------------
Fund Objective:
The Fund seeks a balance of capital
appreciation, income and preservation
of capital.
----------------------------------------
Total Fund Net Assets:
$383.91 million
----------------------------------------
Number of Holdings
205
----------------------------------------
Fund Start Date:
April 25, 1938
----------------------------------------
Nasdaq Symbols:
Class A DELFX
Class B DELBX
Class C DEDCX
----------------------------------------


                    Fund Performance
Average Annual Total Returns
Through April 30, 2002                    Lifetime 10 Years Five Years One Year
--------------------------------------------------------------------------------
Class A (Est. 4/25/38)
Excluding Sales Charge                     +10.50%  +6.98%    +2.43%      -6.11%
Including Sales Charge                     +10.40%  +6.35%    +1.22%     -11.51%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                      +5.66%            +1.64%      -6.80%
Including Sales Charge                      +5.66%            +1.35%     -11.40%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                      +4.17%            +1.64%      -6.81%
Including Sales Charge                      +4.17%            +1.64%      -7.73%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for lifetime (since 4/25/38), 10-year, five-year, and one-year periods ended April 30, 2002 for Delaware Balanced Fund's Institutional Class were +10.54%, +7.19%, +2.66%, and -5.84%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 for Delaware Balanced Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEICX

--------------------------------------------------------------------------------
Your Fund Managers:

Steven T. Lampe received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. Prior to joining Delaware Investments in 1995, he served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously, he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 8 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association.

Paul Grillo Jr. holds a BA in Business Management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware in 1993, he served as mortgage strategist and trader at Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992 and holds a BS and an MBA in finance from Widener University. He is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

William E. Dodge, Executive Vice President/Chief Investment Officer, received his undergraduate degree and his MBA from the University of Massachusetts. He began his investment career in 1976 as a Portfolio Manager for AIC Incorporated, and subsequently held investment positions with ASB Capital Management, National Bank of Washington, and E.I. du Pont de Nemours Pension Fund. Mr. Dodge later became Chairman of the Investment Policy Committee, Chief Investment Strategist and Co-Chairman of the Stock Selection Committee at Dean Witter Reynolds. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates. He is a CFA charterholder, a member of the Association for Investment Management and Research, and former President of the Financial Analysts of Wilmington.

Statement                                             Delaware Balanced Fund
       of Net Assets                                  April 30, 2002 (Unaudited)


                                                         Number of     Market
                                                          Shares       Value
                                                         ---------   -----------
Common Stock -- 58.78%

Aerospace & Defense -- 1.53%
  Textron                                                 48,000     $ 2,360,640
  United Technologies                                     50,200       3,522,534
                                                                     -----------
                                                                       5,883,174
                                                                     -----------
Automobiles & Automotive Parts -- 0.56%
  General Motors                                          33,800       2,168,270
                                                                     -----------
                                                                       2,168,270
                                                                     -----------
Banking & Finance -- 6.85%
  Bank of America                                         48,700       3,529,776
  Bank of New York                                       111,700       4,087,103
  Citigroup                                              100,866       4,367,498
  Federal National Mortgage                               41,700       3,291,381
  Fleet Boston Financial                                  85,100       3,004,030
  J.P. Morgan Chase                                      124,050       4,354,155
  US Bancorp                                             155,300       3,680,610
                                                                     -----------
                                                                      26,314,553
                                                                     -----------
Buildings & Materials -- 0.46%
  York International                                      48,300       1,758,603
                                                                     -----------
                                                                       1,758,603
                                                                     -----------
Business Services -- 1.73%
 *Cendant                                                369,000       6,638,310
                                                                     -----------
                                                                       6,638,310
                                                                     -----------
Cable, Media & Publishing -- 3.81%
 *Clear Channel Communications                           109,400       5,136,330
  New York Times                                         101,600       4,730,496
+*USA Networks                                           159,200       4,761,672
                                                                     -----------
                                                                      14,628,498
                                                                     -----------
Chemicals -- 0.74%
  Du Pont (E.I.) De Nemours                               63,500       2,825,750
                                                                     -----------
                                                                       2,825,750
                                                                     -----------
Computers & Technology -- 6.02%
 *AOL Time Warner                                        150,300       2,858,706
 *DST Systems                                             67,700       3,345,734
  International Business Machines                         44,200       3,702,192
 *Micron Technology                                      106,300       2,519,310
 *Microsoft                                               82,100       4,290,546
 *Oracle                                                 399,600       4,011,984
 *PeopleSoft                                             102,100       2,365,657
                                                                     -----------
                                                                      23,094,129
                                                                     -----------
Consumer Products -- 2.15%
  Mattel                                                 150,200       3,100,128
  Procter & Gamble                                        57,000       5,144,820
                                                                     -----------
                                                                       8,244,948
                                                                     -----------
Electronics & Electrical Equipment -- 2.58%
 *Fairchild Semiconductor                                 61,200       1,648,728
  General Electric                                       169,800       5,357,190
 *Novellus Systems                                        61,200       2,900,880
                                                                     -----------
                                                                       9,906,798
                                                                     -----------

                                                         Number of     Market
                                                          Shares       Value
                                                         ---------   -----------
Common Stock (continued)

Energy -- 2.21%
  Chevrontexaco                                            40,800    $ 3,537,768
 *Diamond Offshore Drilling                                90,400      2,813,248
  Global Santa Fe                                          60,700      2,129,963
                                                                     -----------
                                                                       8,480,979
                                                                     -----------
Food, Beverage & Tobacco -- 1.54%
  Darden Restaurants                                       93,800      3,742,620
  General Mills                                            49,600      2,184,880
                                                                     -----------
                                                                       5,927,500
                                                                     -----------
Healthcare & Pharmaceuticals -- 8.60%
  Bristol-Myers Squibb                                    111,500      3,211,200
 *Caremark RX                                             102,000      2,193,000
 *Express Scripts                                          60,900      3,849,489
  HCA                                                      47,100      2,250,909
+*Inhale Therapeutic Systems                              218,700      1,727,730
 *Laboratory Corporation of America Holdings               43,800      4,344,960
 *McKesson                                                107,300      4,333,847
  Merck & Company                                          65,800      3,575,572
 *Millennium Pharmaceuticals                              105,600      2,107,776
  Pfizer                                                   69,000      2,508,150
 *Triad Hospitals                                          69,300      2,910,600
                                                                     -----------
                                                                      33,013,233
                                                                     -----------
Industrial Machinery -- 1.64%
  Ingersoll-Rand                                           49,000      2,447,550
 +SPX                                                      28,700      3,864,455
                                                                     -----------
                                                                       6,312,005
                                                                     -----------
Insurance -- 5.91%
  Allstate                                                 76,300      3,032,162
  American International Group                             53,300      3,684,096
  Marsh & McLennan                                         26,000      2,628,080
  MGIC Investment                                          30,100      2,147,936
  PartnerRe                                                89,300      4,820,414
 *Prudential Financial                                    132,400      4,250,040
 *Travelers Property Casualty                             114,600      2,130,414
                                                                     -----------
                                                                      22,693,142
                                                                     -----------
Leisure, Lodging & Entertainment -- 2.42%
  McDonald's                                               68,200      1,936,880
 +Steiner Leisure                                         182,300      3,646,000
  Walt Disney                                             160,300      3,715,754
                                                                     -----------
                                                                       9,298,634
                                                                     -----------
Metals & Mining -- 0.72%
  Alcoa                                                    81,500      2,773,445
                                                                     -----------
                                                                       2,773,445
                                                                     -----------
Miscellaneous -- 2.07%
 *Nasdaq -- 100 Index                                     249,600      7,934,784
                                                                     -----------
                                                                       7,934,784
                                                                     -----------
Paper & Forest Products -- 0.77%
  International Paper                                      71,100      2,945,673
                                                                     -----------
                                                                       2,945,673
                                                                     -----------

Statement                                                 Delaware Balanced Fund
       of Net Assets (continued)


                                                         Number of     Market
                                                          Shares       Value
                                                         ---------   -----------
Common Stock (continued)

Retail -- 4.89%
 *Best Buy                                                  35,200  $  2,617,120
  Federated Department Stores                               52,300     2,077,879
  Kroger                                                    41,500       944,955
  Liz Claiborne                                             72,800     2,277,912
 *Office Depot                                             148,300     2,838,462
 *Staples                                                  167,600     3,346,972
  Target                                                   107,100     4,674,915
                                                                    ------------
                                                                      18,778,215
                                                                    ------------
Telecommunications -- 1.58%
  AT&T                                                     248,400     3,259,008
  SBC Communications                                        89,800     2,789,188
                                                                    ------------
                                                                       6,048,196
                                                                    ------------
Total Common Stock (cost $230,135,012)                              $225,668,839
                                                                    ------------
Preferred Stock -- 0.22%
  Centaur Funding 9.08%                                        765       830,264
                                                                    ------------
Total Preferred Stock (cost 773,223)                                $    830,264
                                                                    ------------


                                                        Principal
                                                         Amount
                                                       -----------
Agency Collateralized Mortgage Obligations -- 2.69%
  Fannie Mae Whole Loan Series 1998-W3
    A2 6.50% 7/25/28                                   $   273,325       273,837
  Freddie Mac FHR 2415
    CB 5.50% 3/15/10                                     1,050,000     1,080,661
  Freddie Mac Series 2303
    CW 8.50% 11/15/24                                    2,499,950     2,706,672
  Freddie Mac Structured
    Pass Through Securities
    Series T-11
    A6 6.50% 9/25/18-00                                  1,000,000     1,039,790
  Government National
    Mortgage Association Series
    1998-9 B 6.85% 12/20/25                              5,000,000     5,218,070
                                                                     -----------
Total Agency Collateralized Mortgage
  Obligations (cost $10,034,806)                                     $10,319,030
                                                                     -----------


Agency Mortgage-Backed Securities -- 14.05%
  Fannie Mae
   ++4.12% 6/1/17                                        2,100,000       794,296
     6.00% 4/1/17                                        1,513,316     1,533,179
     6.50% 12/1/16                                       4,219,929     4,351,801
     6.50% 5/1/31                                       11,600,000    11,737,750
     7.50% 12/1/30                                       1,200,780     1,255,190
     9.00% 5/1/10                                          737,933       793,969
  Fannie Mae 15 Year TBA
     6.00% 5/25/14                                       2,605,000     2,639,191
  Fannie Mae May 02 TBA
     7.00% 5/1/31                                        5,355,000     5,524,017
  Fannie Mae Pool 535996
     7.50% 6/1/31                                        2,860,000     2,989,594

                                                        Principal      Market
                                                         Amount         Value
                                                       -----------   -----------
Agency Mortgage -- Backed Securities (continued)

  Fannie Mae Pool 632329
    6.00% 3/1/32                                       $ 1,998,190   $ 1,976,960
 +Federal Home Loan
    Mortgage Corporation 5.75% 1/15/12                   2,765,000     2,766,855
    FGLMC May 02 TBA 6.50% 3/1/30                       10,330,000    10,462,353
  Freddie Mac 8.50% 4/1/09                                     154           164
    GNMA 7.00% 1/15/31                                   5,210,237     5,387,711
    GNSF May 02 TBA 7.50% 5/1/32                         1,666,000     1,746,697
                                                                     -----------
Total Agency Mortgage-Backed Securities
   (cost $53,348,356)                                                 53,959,727
                                                                     -----------


Agency Obligations -- 0.93%
  Sallie Mae Student Loan Trust
    2002-3 A1 2.03% 10/27/08                               321,209       321,209
  Sallie Mae Student Loan Trust
    2002-3 A2 2.07% 7/25/32                              3,250,000     3,250,000
                                                                     -----------
Total Agency Obligations (cost $ 3,571,209)                            3,571,209
                                                                     -----------


Asset-Backed Securities -- 3.49%
  Centex Home Equity Series
    2001-B A4 6.41% 2/25/30                              1,700,000     1,744,906
  DVI Receivables 5.808% 4/11/09                         2,800,000     2,846,813
  Ford 2002-B A4 4.75% 8/15/06                           1,150,000     1,164,734
  Peoplefirst.Com Auto Receivables
    Owner Trust Series 2000-2
    A4 6.43% 9/15/07                                     2,095,000     2,186,490
  Residential Asset Securities Series
    Corporation 2000-KS4 AI3
    7.355% 1/25/26                                       4,040,000     4,142,299
  Sallie Mae Student Loan Trust
    1997-1 A2 2.34% 1/25/10                              1,300,000     1,299,210
                                                                      ----------
Total Asset-Backed Securities
  (cost $ 13,089,102)                                                 13,384,452
                                                                      ----------

Commercial Mortgage-Backed Securities -- 2.09%
  Chase Commercial Mortgage Securities
    Series 1996-2C 6.90% 11/19/06                        1,753,625     1,853,090
  Citicorp Mortgage Securities
    1994-2 B1 6.00% 1/25/09                                  7,444         7,549
  Comm Series 2000-C1
    A1 7.206% 9/15/08                                    2,908,833     3,101,901
  First Union National Bank
    Commercial Mortgage Series
    1999-C4 A1 7.184% 9/15/08                            1,262,797     1,336,603
  First Union National Bank
    Commercial Mortgage Series
    2002-C1 A2 6.141% 2/1/34                               425,000       429,964
  J.P. Morgan Chase
    Commercial Mortgage Security
    2002-FLIA A1 2.21% 2/14/14                             999,688       999,688
  LB-UBS 2001-C3 A2 6.365% 12/15/28                        300,000       308,501
                                                                      ----------
Total Commercial Mortgage-Backed Securities
   (cost 7,668,872)                                                    8,037,296
                                                                      ----------

Statement                                                 Delaware Balanced Fund
       of Net Assets (continued)


                                                         Number of     Market
                                                          Shares       Value
                                                         ---------   -----------
Corporate Bonds -- 12.68%

Automobiles & Automotive Parts -- 0.26%
  Ford Motor 7.45% 7/16/31                               1,040,000   $   982,578
                                                                     -----------
                                                                         982,578
                                                                     -----------
Banking & Finance -- 3.26%
  Ace 6.00% 4/1/07                                         370,000       375,581
  Apache Financial Pty 7.00% 3/15/09                       610,000       640,846
  Banco Nac Desenv 9.625% 12/12/11                         195,000       190,125
  Banco Santander-Chile 6.50% 11/1/05                      765,000       795,908
  Bank of Hawaii 6.875% 6/1/03                             700,000       721,557
  BB&T Corporation 6.50% 8/1/11                            495,000       506,492
  Boeing Capital
    5.75% 2/15/07                                          760,000       771,893
   +6.50% 2/15/12                                          150,000       153,504
 +Citigroup 6.00% 2/21/12                                  845,000       836,721
  Credit Suisse First Boston USA
    5.75% 4/15/07                                          540,000       542,926
    6.50% 1/15/12                                          700,000       694,134
  ERAC USA Finance Company
    144A 7.35% 6/15/08-00                                  560,000       584,846
  Ford Motor Credit
    6.875% 2/1/06                                          770,000       780,659
   +7.25% 10/25/11                                         290,000       289,404
 +General Electric Capital 4.25% 1/28/05                 1,000,000     1,004,038
  GMAC
    6.125% 2/1/07                                          455,000       458,262
    8.00% 11/1/31                                          455,000       478,396
  Morgan Stanley Dean Witter
    6.60% 4/1/12                                           910,000       911,160
  Popular 6.125% 10/15/06                                  305,000       303,918
  Sprint Capital 6.875% 11/15/28                           380,000       295,330
  UBS Preferred Funding Trust I
    8.622% 10/29/49                                        765,000       860,767
  XL Capital 6.50% 1/15/12                                 330,000       333,584
                                                                     -----------
                                                                      12,530,051
                                                                     -----------
Building & Materials -- 0.33%
  Valspar 6.00% 5/1/07                                     500,000       498,319
  York International 6.625% 8/15/06                        760,000       783,427
                                                                     -----------
                                                                       1,281,746
                                                                     -----------
Cable, Media & Publishing -- 0.86%
  AOL Time Warner
    5.625% 5/1/05                                          750,000       743,496
    7.70% 5/1/32                                           465,000       436,294
 +Liberty Media 8.50% 7/15/29                              455,000       444,687
  Rogers Cable 7.875% 5/1/12                               325,000       327,945
  Scholastic Corporation 5.75% 1/15/07                     830,000       825,144
  Thomson Multimedia 5.75% 2/1/08                          525,000       521,281
                                                                     -----------
                                                                       3,298,847
                                                                     -----------
Consumer Products -- 0.21%
  Fortune Brands 7.125% 11/1/04                            395,000       422,121
  Maytag 6.875% 12/1/06                                    380,000       396,272
                                                                     -----------
                                                                         818,393
                                                                     -----------

                                                         Number of     Market
                                                          Shares       Value
                                                         ---------   -----------
Corporate Bonds (continued)

Energy -- 1.07%
 +Burlington Resources 5.70% 3/1/07                        380,000    $  379,800
  Colonial Pipeline 7.63% 4/15/32                          500,000       514,968
  Kinder Morgan EN 7.75% 3/15/32                           170,000       178,801
  National Fuel Gas 7.30% 2/18/03                          380,000       392,124
  Occidental Petroleum 5.875% 1/15/07                      230,000       232,739
  Teco Energy 7.20% 5/1/11                                 325,000       338,716
  Transocean Sedco Forex 6.75%  4/15/05                    720,000       752,516
  Valero Energy 6.125% 4/15/07                             355,000       360,055
  Williams Companies
    7.50% 1/15/31                                          175,000       159,723
    7.75% 6/15/31                                          265,000       248,758
    8.125% 3/15/12                                         525,000       537,836
                                                                      ----------
                                                                       4,096,036
                                                                      ----------
Environmental Services -- 0.11%
  Praxair 6.15% 4/15/03                                    415,000       427,557
                                                                      ----------
                                                                         427,557
                                                                      ----------
Food, Beverage & Tobacco -- 0.55%
  Kroger 8.15% 7/15/06                                     230,000       250,769
  Tyson Foods
    6.625% 10/4/04                                         690,000       711,256
    8.25% 10/1/11                                          690,000       746,947
  UST 8.80% 3/15/05                                        375,000       412,694
                                                                      ----------
                                                                       2,121,666
                                                                      ----------
Healthcare & Pharmaceuticals -- 0.27%
  Baxter International 5.25% 5/1/07                        495,000       496,247
  Delhaize America 9.00% 4/15/31                           475,000       545,689
                                                                      ----------
                                                                       1,041,936
                                                                      ----------
Industrial -- 0.14%
  Cargill 6.375% 6/1/12                                    545,000       544,760
                                                                      ----------
                                                                         544,760
                                                                      ----------
Industrial Machinery -- 0.40%
  Caterpillar 6.95% 5/1/42                                 430,000       436,380
  Fort James 6.625% 9/15/04                                380,000       373,766
  Johnson Controls 5.00% 11/15/06                          335,000       329,056
 +Sealed Air 8.75% 7/1/08 144A                             380,000       401,414
                                                                      ----------
                                                                       1,540,616
                                                                      ----------
Insurance -- 0.18%
  John Hancock 5.625% 12/1/08                              115,000       114,428
  Zurich Capital Trust 8.376% 6/1/37                       600,000       592,509
                                                                      ----------
                                                                         706,937
                                                                      ----------
Leisure, Lodging & Entertainment -- 0.20%
  Wendys 6.25% 11/15/11                                    765,000       753,543
                                                                      ----------
                                                                         753,543
                                                                      ----------
Metals & Mining -- 0.42%
  Alcan 7.25% 3/15/31                                      760,000       808,779
 +Alcoa 6.50% 6/1/11                                       780,000       805,167
                                                                      ----------
                                                                       1,613,946
                                                                      ----------

Statement                                                 Delaware Balanced Fund
       of Net Assets (continued)


                                                         Number of     Market
                                                          Shares       Value
                                                         ---------   -----------
Corporate Bonds (continued)

Paper & Forest Products -- 0.24%
  Norske Skogind 7.625% 10/15/11                           380,000    $  395,585
  Weyerhaeuser 5.50% 3/15/05                               520,000       526,624
                                                                      ----------
                                                                         922,209
                                                                      ----------
Real Estate -- 0.18%
  Highwoods/Forsyt 6.75% 12/1/03                           280,000       286,572
  Simon Property Group 7.375% 1/20/06                      380,000       397,199
                                                                      ----------
                                                                         683,771
                                                                      ----------
Retail -- 0.26%
  Federated Department Stores
    8.125% 10/15/02                                        300,000       306,561
  Lowes Companies 7.50% 12/15/05                           640,000       696,134
                                                                      ----------
                                                                       1,002,695
                                                                      ----------
Telecommunications -- 2.18%
  AT&T
    6.50% 11/15/06                                         765,000       733,796
    7.30% 11/15/11                                         495,000       454,791
  AT&T Wireless
    6.875% 4/18/05                                         355,000       355,218
    8.125% 5/1/12                                          565,000       557,879
  Citizens Communications
    144A 6.375% 8/15/04                                    455,000       461,459
  France Telecom
    8.25% 3/1/11                                         1,220,000     1,241,679
    8.50% 3/1/31                                           380,000       399,523
  Intelsat 7.625% 4/15/12                                  490,000       498,652
 +Singtel 6.375% 12/1/11                                   380,000       378,765
  Sprint Capital
    6.00% 1/15/07                                          380,000       347,949
    8.75% 3/15/32                                        1,250,000     1,195,288
  Verizon New York 7.375% 4/1/32                           230,000       220,842
  Verizon Wireless 5.375% 12/15/06                       1,575,000     1,508,257
                                                                      ----------
                                                                       8,354,098
                                                                      ----------
Transportation & Shipping -- 0.18%
  American Airlines 6.817% 5/23/11                         685,000       671,807
                                                                      ----------
                                                                         671,807
                                                                      ----------
Utilities -- 1.38%
  Avista 7.75% 1/1/07                                      630,000       640,219
  Consumers Energy 6.00% 3/15/05                           370,000       376,989
 +EL Paso Corporation 7.75% 1/15/32                        330,000       330,621
  FirstEnergy 7.375% 11/15/31                              275,000       260,451
  Kerr-McGee 5.875% 9/15/06                                225,000       226,330
  Marathon Oil
    9.125% 1/15/13                                         610,000       735,274
    9.375% 2/15/12                                           5,000         6,081
    9.625% 8/15/03                                           5,000         5,370
  Nabors Industries 6.80% 4/15/04                          405,000       423,290
  Nexen 7.875% 3/15/32                                     140,000       140,913
  North Border Pipeline 6.25% 5/1/07                       460,000       462,415

                                                        Number of      Market
                                                         Shares        Value
                                                        ---------   -----------
Corporate Bonds

Utilities (continued)

  PG&E National Energy Group
    10.375% 5/16/11                                       815,000     $  853,174
  Union Oil of California
    6.375% 2/1/04                                         415,000        429,602
  Western Atlas 7.875% 6/15/04                            375,000        402,469
                                                                      ----------
                                                                       5,293,198
                                                                      ----------
Total Corporate Bonds
  (cost $48,500,080)                                                  48,686,390
                                                                      ----------


U.S. Treasury Obligations -- 3.03%
  U.S. Treasury Bond
    +5.375% 2/15/31                                     2,300,000      2,227,766
   **8.875% 8/15/17                                       755,000      1,004,888
  U.S. Treasury Inflation Index Bond
     3.375% 4/15/32                                     1,562,636      1,598,041
  U.S. Treasury Inflation Index Note
     3.625% 1/15/08                                       429,218        448,466
 +U.S. Treasury Note
     4.875% 2/15/12                                     6,445,000      6,339,263
                                                                      ----------
Total U.S. Treasury Obligations
  (cost $ 11,423,289)                                                 11,618,424
                                                                      ----------

                                                        Principal
                                                          Amount
                                                        ---------
Repurchase Agreements - 9.07%
 With BNP Paribas 1.87%
    5/1/02 (dated 4/30/02,
    collateralized by $568,000
    U.S. Treasury Notes 10.75%
    due 5/15/03, market value
    $644,182 and $2,959,000
    U.S. Treasury Notes 11.125%
    due 8/15/03, market value
    $3,344,640 and $2,702,000
    U.S. Treasury Notes 11.875%
    due 11/15/03, market value
    $3,214,065 and $2,702,000
    U.S. Treasury Notes 12.375%
    due 5/15/04, market value
    $3,338,073 and $3,013,000
    U.S. Treasury Notes 6.50% due
    10/15/06, market value $3,272,840)                $13,512,000     13,512,000
 With J.P. Morgan Chase 1.80%
    5/1/02 (dated 4/30/02, collateralized
    by $7,622,000 U.S. Treasury
    Notes 5.75% due 11/30/02,
    market value $7,969,678)                            7,809,000      7,809,000

Statement                                                 Delaware Balanced Fund
       of Net Assets (continued)


                                                 Principal       Market
                                                  Amount         Value
                                                 ---------     -----------
Repurchase Agreements (continued)

With UBS Warburg 1.87%
  5/1/02 (dated 4/30/02,
  collateralized by $3,249,000
  U.S. Treasury Notes 5.375% due
  6/30/03, market value $3,414,101
  and $4,277,000 U.S. Treasury Notes
  12.375% due 5/15/04, market value
  $5,282,300 and $4,648,000 U.S.
  Treasury Notes 7.25% due 8/15/04,
  market value $5,100,654)                      $13,513,000  $    13,513,000
                                                             ---------------

Total Repurchase Agreements
   (cost $34,834,000)                                             34,834,000
                                                             ---------------

Total Market Value of Securities - 107.03%
   (cost $413,377,949)                                           410,909,631
Liabilities Net of Receivables
   and Other Assets - (7.03%)                                    (26,998,815)***
                                                             ---------------

Net Assets Applicable to 24,771,443
   Shares Outstanding - 100.00%                              $   383,910,816
                                                             ---------------

Net Asset Value - Delaware Balanced Fund
   Class A ($311,475,500 / 20,099,736 Shares)                         $15.50
                                                             ---------------
Net Asset Value - Delaware Balanced Fund
   Class B ($43,105,608 / 2,779,923 Shares)                           $15.51
                                                             ---------------

Net Asset Value - Delaware Balanced Fund
   Class C ($8,504,843 / 549,038 Shares)                              $15.49
                                                             ---------------
Net Asset Value - Delaware Balanced Fund
   Institutional Class ($20,824,865 / 1,342,746 Shares)               $15.51
                                                             ---------------

Components of Net Assets at April 30, 2002:
Shares of beneficial interest
   (unlimited authorization-- no par)                        $   428,110,802
Undistributed net investment income                                  308,147
Accumulated net realized loss on investments                     (42,080,972)
Net unrealized depreciation of investments                        (2,427,161)
                                                             ---------------
Total net assets                                             $   383,910,816
                                                             ---------------

*    Non-income producing security for the period ended April 30, 2002.

**   Fully or partially pledged as collateral for financial futures contracts.

*** Of this amount, $43,767,609 represents payable for securities purchased as of April 30, 2002.

+    Fully or partially on loan. See Note 8 in "Notes to Financial Statements."

++ Zero coupon bond. The interest rate shown is the yield at the time of purchase.


Net Asset Value and Offering Price per Share -
   Delaware Balanced Fund
Net asset value Class A (A)                                               $15.50
Sales charge (5.75% of offering price or 6.13%
   of the amount invested per share)(B)                                     0.95
                                                                          ------
Offering price                                                            $16.45
                                                                          ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See current prospectus for purchases of $50,000 or more.


See accompanying note

Statement                                Delaware Balanced Fund
     of Operations                       Period Ended April 30, 2002 (Unaudited)


Investment Income:
   Interest                                           $  4,123,837
   Dividends                                             1,433,927
   Securities lending income                                38,111  $  5,595,875
                                                      ------------  ------------

Expenses:
   Management fees                                       1,313,640
   Distribution expenses -- Class A                        425,721
   Distribution expenses -- Class B                        230,918
   Distribution expenses -- Class C                         49,277
   Dividend disbursing and transfer agent
     fees and expenses                                     726,000
   Accounting and administration expenses                   91,000
   Reports and statements to shareholders                   66,045
   Registration fees                                        41,000
   Professional fees                                        27,900
   Custodian fees                                           10,798
   Trustees' fees                                           10,250
   Other                                                   124,310     3,116,859
                                                      ------------  ------------
   Less expenses paid indirectly                                          (6,910)
                                                                    ------------
   Total expenses                                                      3,109,949
                                                                    ------------
Net Investment Income                                                  2,485,926
                                                                    ------------

Net Realized and Unrealized Gain (Loss)
  on Investments:
   Net realized gain (loss) on:
   Investments                                                         1,295,349
   Futures contracts                                                    (137,614)
                                                                    ------------
   Net realized gain                                                   1,157,735
   Net change in unrealized appreciation/depreciation
     of investments                                                   13,231,925
                                                                    ------------
Net Realized and Unrealized Gain on Investments                       14,389,660
                                                                    ------------

Net Increase in Net Assets Resulting from Operations                $ 16,875,586
                                                                    ------------


See accompanying notes

Statements                                                Delaware Balanced Fund
       of Changes in Net Assets


                                                                 Period ended      Year ended
                                                                    04/30/02        10/31/01
                                                                  (Unaudited)

Increase (Decrease) in Net Assets from Operations:
   Net investment income                                         $   2,485,926    $   9,113,762
   Net realized gain (loss) on investments                           1,157,735      (36,004,327)
   Net change in unrealized appreciation/depreciation
     of investments                                                 13,231,925      (57,621,473)
                                                                 -------------    -------------
   Net increase (decrease) in net assets resulting
     from operations                                                16,875,586      (84,512,038)
                                                                 -------------    -------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                        (5,095,615)      (9,502,917)
     Class B                                                          (516,138)        (766,208)
     Class C                                                          (100,212)        (161,781)
     Institutional Class                                              (365,163)        (626,921)
                                                                 -------------    -------------
                                                                    (6,077,128)     (11,057,827)
                                                                 -------------    -------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                         5,865,058       18,543,006
     Class B                                                         2,356,396       15,482,605
     Class C                                                           929,015        2,510,263
     Institutional Class                                             2,142,002        7,826,382

   Net asset value of shares issued upon reinvestment
     of dividends and distributions:
     Class A                                                         3,741,283        6,953,324
     Class B                                                           478,173          711,370
     Class C                                                            97,128          155,506
     Institutional Class                                               365,162          626,921
                                                                 -------------    -------------
                                                                    15,974,217       52,809,377
                                                                 -------------    -------------

   Cost of shares repurchased:
     Class A                                                       (26,750,571)     (63,478,687)
     Class B                                                        (5,452,886)     (10,977,606)
     Class C                                                        (1,157,396)      (3,264,192)
     Institutional Class                                            (3,071,718)      (8,720,452)
                                                                 -------------    -------------
                                                                   (36,432,571)     (86,440,937)
                                                                 -------------    -------------
Decrease in net assets derived from capital share transactions     (20,458,354)     (33,631,560)
                                                                 -------------    -------------
Net Decrease in Net Assets                                          (9,659,896)    (129,201,425)
                                                                 -------------    -------------

Net Assets:
   Beginning of period                                             393,570,712      522,772,137
                                                                 -------------    -------------
   End of period                                                 $ 383,910,816    $ 393,570,712
                                                                 =============    =============

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Delaware Balanced Fund Class A

                                              Period                                    Year Ended
                                               Ended
                                            04/30/02(1)     10/31/01      10/31/00       10/31/99       10/31/98      10/31/97
                                            (Unaudited)
Net asset value, beginning of period        $   15.100     $   18.620    $   21.600     $   22.970     $   22.950     $   21.260

Income (loss) from investment operations:
Net investment income(2)                         0.104          0.349         0.403          0.422          0.510          0.610
Net realized and unrealized gain
  (loss) on investments                          0.541         (3.451)       (0.617)        (0.257)         2.620          3.680
                                            ----------     ----------    ----------     ----------     ----------     ----------
Total from investment operations                 0.645         (3.102)       (0.214)         0.165          3.130          4.290
                                            ----------     ----------    ----------     ----------     ----------     ----------

Less dividends and distributions from:
Net investment income                           (0.245)        (0.418)       (0.213)        (0.495)        (0.510)        (0.680)
Net realized gain on investments                  --             --          (2.553)        (1.040)        (2.600)        (1.920)
                                            ----------     ----------    ----------     ----------     ----------     ----------
Total dividends and distributions               (0.245)        (0.418)       (2.766)        (1.535)        (3.110)        (2.600)
                                            ----------     ----------    ----------     ----------     ----------     ----------

Net asset value, end of period              $   15.500     $   15.100    $   18.620     $   21.600     $   22.970     $   22.950
                                            ==========     ==========    ==========     ==========     ==========     ==========

Total return(3)                                  4.22%        (16.88%)       (0.75%)         0.44%         14.80%         22.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)     $  311,475     $  319,842    $  436,534     $  562,975     $  610,332     $  554,448
Ratio of expenses to average net assets          1.45%          1.30%         1.31%          1.12%          0.98%          0.97%
Ratio of net investment income to
  average net assets                             1.32%          2.07%         2.14%          1.85%          2.25%          2.83%
Portfolio turnover                                205%           288%          165%            87%            86%            81%

(1) Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002, was a decrease in net investment income per share of $0.008, an increase in net realized and unrealized gain
     (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets of 0.10%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Balanced Fund Class B

                                             Period                                   Year Ended
                                              Ended
                                           04/30/02(1)     10/31/01       10/31/00       10/31/99       10/31/98       10/31/97
                                           (Unaudited)
Net asset value, beginning of period       $  15.110      $  18.600      $  21.590      $  22.950      $  22.880      $  21.200

Income (loss) from investment operations:
Net investment income(2)                       0.045          0.223          0.259          0.246          0.337          0.452
Net realized and unrealized gain
  (loss) on investments                        0.535         (3.435)        (0.621)        (0.251)         2.608          3.658
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total from investment operations               0.580         (3.212)        (0.362)        (0.005)         2.945          4.110
                                           ---------      ---------      ---------      ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                         (0.180)        (0.278)        (0.075)        (0.315)        (0.275)        (0.510)
Net realized gain on investments                --             --           (2.553)        (1.040)        (2.600)        (1.920)
                                           ---------      ---------      ---------      ---------      ---------      ---------
Total dividends and distributions             (0.180)        (0.278)        (2.628)        (1.355)        (2.875)        (2.430)
                                           ---------      ---------      ---------      ---------      ---------      ---------

Net asset value, end of period             $  15.510      $  15.110      $  18.600      $  21.590      $  22.950      $  22.880
                                           =========      =========      =========      =========      =========      =========

Total return(3)                                3.80%         (17.47)        (1.52%)        (0.31%)        13.90%         21.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)    $  43,106      $  44,491      $  49,353      $  67,090      $  33,884      $  16,659
Ratio of expenses to average net assets        2.20%          2.05%          2.07%          1.89%          1.77%          1.78%
Ratio of net investment income to
  average net assets                           0.57%          1.32%          1.38%          1.08%          1.46%          2.00%
Portfolio turnover                              205%           288%           165%            87%            86%            81%


(1) Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002, was a decrease in net investment income per share of $0.008, an increase in net realized and unrealized gain
     (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets of 0.10%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                 Delaware Balanced Fund Class C

                                            Period                                   Year Ended
                                             Ended
                                          04/30/02(1)     10/31/01      10/31/00       10/31/99       10/31/98      10/31/97
                                          (Unaudited)
Net asset value, beginning of period       $  15.090     $  18.580     $  21.570      $  22.930      $  22.870      $  21.180

Income (loss) from investment operations:
Net investment income(2)                       0.045         0.222         0.251          0.246          0.335          0.460
Net realized and unrealized gain
  (loss) on investments                        0.535        (3.434)       (0.613)        (0.251)         2.600          3.655
                                           ---------     ---------     ---------      ---------      ---------      ---------
Total from investment operations               0.580        (3.212)       (0.362)        (0.005)         2.935          4.115
                                           ---------     ---------     ---------      ---------      ---------      ---------

Less dividends and distributions from:
Net investment income                         (0.180)       (0.278)       (0.075)        (0.315)        (0.275)        (0.505)
Net realized gain on investments                --            --          (2.553)        (1.040)        (2.600)        (1.920)
                                           ---------     ---------     ---------      ---------      ---------      ---------
Total dividends and distributions             (0.180)       (0.278)       (2.628)        (1.355)        (2.875)        (2.425)
                                           ---------     ---------     ---------      ---------      ---------      ---------

Net asset value, end of period             $  15.490     $  15.090     $  18.580      $  21.570      $  22.930      $  22.870
                                           ---------     ---------     ---------      ---------      ---------      ---------

Total return(3)                                3.80%       (17.48%)       (1.52%)        (0.31%)        13.85%         21.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)    $   8,505     $   8,418     $  10,993      $  21,192      $  17,730      $   8,090
Ratio of expenses to average net assets        2.20%         2.05%         2.07%          1.89%          1.77%          1.78%
Ratio of net investment income to
  average net assets                           0.57%         1.32%         1.38%          1.08%          1.46%          2.00%
Portfolio turnover                              205%          288%          165%            87%            86%            81%


(1) Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002, was a decrease in net investment income per share of $0.008, an increase in net realized and unrealized gain
     (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets of 0.10%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                              Delaware Balanced Fund Institutional Class

                                            Period                                      Year Ended
                                             Ended
                                          04/30/02(1)      10/31/01       10/31/00       10/31/99       10/31/98        10/31/97
                                          (Unaudited)
Net asset value, beginning of period       $  15.120      $  18.640      $  21.630      $  23.000      $  23.000       $  21.300


Income (loss) from investment operations:
Net investment income(2)                       0.124          0.391          0.449          0.480          0.585           0.659
Net realized and unrealized gain
  (loss) on investments                        0.536         (3.451)        (0.618)        (0.265)         2.595           3.681
                                           ---------      ---------      ---------      ---------      ---------       ---------
Total from investment operations               0.660         (3.060)        (0.169)         0.215          3.180           4.340
                                           ---------      ---------      ---------      ---------      ---------       ---------

Less dividends and distributions from:
Net investment income                         (0.270)        (0.460)        (0.268)        (0.545)        (0.580)         (0.720)
Net realized gain on investments                --             --           (2.553)        (1.040)        (2.600)         (1.920)
                                           ---------      ---------      ---------      ---------      ---------       ---------
Total dividends and distributions             (0.270)        (0.460)        (2.821)        (1.585)        (3.180)         (2.640)
                                           ---------      ---------      ---------      ---------      ---------       ---------

Net asset value, end of period             $  15.510      $  15.120      $  18.640      $  21.630      $  23.000       $  23.000
                                           ---------      ---------      ---------      ---------      ---------       ---------

Total return(3)                                4.31%        (16.65%)        (0.55%)         0.70%         15.03%          22.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)    $  20,825      $  20,820      $  25,892      $  83,042      $ 300,656       $ 153,176
Ratio of expenses to average net assets        1.20%          1.05%          1.07%          0.89%          0.77%           0.78%
Ratio of net investment income to
  average net assets                           1.57%          2.32%          2.38%          2.08%          2.46%           3.00%
Portfolio turnover                              205%           288%           165%            87%            86%             81%


(1) Ratios have been annualized and total return has not been annualized. As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the period ended April 30, 2002, was a decrease in net investment income per share of $0.008, an increase in net realized and unrealized gain
     (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets of 0.10%. Per share data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Notes                                                Delaware Balanced Fund
     to Financial Statements                         April 30, 2002 (Unaudited)


Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Balanced Fund and Delaware Devon Fund. These financial statements and notes pertain to Delaware Balanced Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Change in Accounting Principle -- As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Fund, but resulted in a $68,152 increase in cost of securities and a corresponding $68,152 reduction in net unrealized appreciation (depreciation), based on securities held by the Fund on November 1, 2001.

In addition, effective November 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to November 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the period ended April 30, 2002 was a decrease in net investment income of $209,082, an increase in net unrealized appreciation (depreciation) of $54,031, and an increase in net realized gains (losses) of $155,051. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,848 for the period ended April 30, 2002. In addition, the Fund may receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2002 were approximately $2,062. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the

Notes                                                     Delaware Balanced Fund
    to Financial Statements (continued)


next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. No distribution expenses are paid by Institutional Class shares.

At April 30, 2002, the Fund had liabilities payable to affiliates as follows:

          Investment management fee payable to DMC                       $35,020

          Dividend disbursing, transfer agent fees,
             accounting and other expenses payable to DSC                $16,343

          Other expenses payable to DMC and affiliates                   $34,792

For the period ended April 30, 2002, DDLP earned $13,390 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2002, the Fund made purchases of $675,648,709 and sales of $692,538,049 of investment securities other than U.S. government securities and short-term cash investments.

At April 30, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2002, the cost of investments was $413,503,674. At April 20, 2002 the net unrealized depreciation was $2,594,043 of which $18,248,918 related to unrealized depreciation of investments and $15,654,875 related to unrealized appreciation of investments.

For federal income tax purposes the Fund had accumulated capital losses as of October 31, 2001 of $37,859,840 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
$5,741,968 expires in 2008; $32,117,872 expires in 2009.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                  04/30/02               10/31/01

Ordinary income                  $6,077,128            $11,057,827
Long-term capital gain               --                     --
                                 ----------            -----------
Total                            $6,077,128            $11,057,827

5. Capital Shares
Transactions in capital shares were as follows:

                                                     Six Months         Year
                                                       Ended            Ended
                                                      4/30/02         10/31/01
Shares sold:
   Class A                                             367,413        1,088,194
   Class B                                             147,493          910,415
   Class C                                              58,146          150,354
   Institutional Class                                 133,806          457,298

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                             233,339          411,114
   Class B                                              29,773           40,909
   Class C                                               6,055            8,936
   Institutional Class                                  22,760           37,271
                                                    ----------       ----------
                                                       998,785        3,104,491
                                                    ----------       ----------

Shares repurchased:
   Class A                                          (1,677,790)      (3,770,806)
   Class B                                            (342,181)        (659,959)
   Class C                                             (72,933)        (193,165)
   Institutional Class                                (190,824)        (506,704)
                                                    ----------       ----------
                                                    (2,283,728)      (5,130,634)
                                                    ----------       ----------
Net decrease                                        (1,284,943)      (2,026,143)
                                                    ==========       ==========


6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2002, or at any time during the period.

7. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened

Notes                                                     Delaware Balanced Fund
    to Financial Statements (continued)


and the value of the contract at the time it is closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at April 30, 2002 were as follows:

                                 Notional       Expiration        Unrealized
Contracts to Buy/Sell         Cost (Proceeds)      Date           Gain (Loss)
---------------------         ---------------   ----------        -----------
(159)    U.S. 10 Year
         Treasury Note
         contracts            $ (16,773,297)     June 2002        $ 23,847
59       U.S. 5 Year
         Treasury Note
         contracts                6,254,000      June 2002         (34,680)
68       U.S. 20 Year
         Treasury Note
         contracts                6,933,875      June 2002          51,990


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion option of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at April 30, 2002 was $33,658,476 and $33,865,939, respectively.

9. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by the U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in the prevailing interests rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Investments
       Family of Funds


--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund


International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)


Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund


Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
     Delaware Balanced Allocation Portfolio
     Delaware Growth Allocation Portfolio
     Delaware Income Allocation Portfolio


Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund


Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund


Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund


Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund


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Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




This semiannual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Board of Trustees                                Affiliated Officers                            Contact Information
Charles E. Haldeman, Jr.                         William E. Dodge                               Investment Manager
Chairman                                         Executive Vice President and                   Delaware Management Company
Delaware Investments Family of Funds             Chief Investment Officer, Equity               Philadelphia, PA
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA                               International Affiliate
Walter P. Babich                                                                                Delaware International Advisers Ltd.
Board Chairman                                   Jude T. Driscoll                               London, England
Citadel Constructors, Inc.                       Executive Vice President and
King of Prussia, PA                              Head of Fixed Income                           National Distributor
                                                 Delaware Investments Family of Funds           Delaware Distributors, L.P.
David K. Downes                                  Philadelphia, PA                               Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds             Richard J. Flannery                            Shareholder Servicing, Dividend
Philadelphia, PA                                 President and Chief Executive Officer          Disbursing and Transfer Agent
                                                 Delaware Distributors, L.P.                    Delaware Service Company, Inc.
John H. Durham                                   Philadelphia, PA                               2005 Market Street
Private Investor                                                                                Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                                For Shareholders
John A. Fry                                                                                     800 523-1918
Executive Vice President
University of Pennsylvania                                                                      For Securities Dealers and
Philadelphia, PA                                                                                Financial Institutions
                                                                                                Representatives Only
Anthony D. Knerr                                                                                800 362-7500
Consultant
Anthony Knerr & Associates                                                                      Web site
New York, NY                                                                                    www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


6093                                                                                                     Printed in the USA
SA-002 [4/02] IVES 6/02                                                                                               J8211

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